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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 29, 1998


      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-3
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                   333-30759-5           Application Pending
-----------------------------        ------------          -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


Norwest Bank Minnesota, National Association
      Sixth Street and Marquette Avenue                          55479-1026
           Minneapolis, Minnesota                                ----------
--------------------------------------------                     (Zip Code)
            (Address of Principal
              Executive Offices)


        Registrant's telephone number, including area code (612) 667-8058
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.   Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         AMRESCO Residential Securities Corporation registered the issuance of up to $4,000,000,000.00 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-30759) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-3 (the "Registrant" or the "Trust") issued $724,411,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1998-3, on September 29, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Certificates (as defined below), the forms of which were filed as Exhibits to the Registration Statement.

         The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of September 1, 1998, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Capital Markets, Inc., as Seller, Master Servicer and Special Servicer, AMRESCO Residential Mortgage Corporation, as Servicer, the Federal Home Loan Mortgage Corporation, as Guarantor, and Norwest Bank Minnesota, National Association, in its capacity as trustee (the "Trustee"). The Offered Certificates consist of the following classes: the Class A-7 and Class A-8 Certificates (the "Class A Offered Certificates"), the Class M-1A and Class M-2A Certificates (the "Mezzanine Certificates") and the Class B-1F and Class B-1A Certificates (the "Class B-1 Certificates"). In addition, the Trust issued the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the "Class A Private Certificates"), the Class C-FIO and Class C-AIO Certificates (the "Class C-IO Certificates"), the Class S Interest Only Certificates (the "Class S Certificates"), the Class D Certificates (the "Class D Certificates") and the Class R Certificates (the "Class R Certificates" and together with the Class A Private Certificates, the Class A Offered Certificates, the Mezzanine Certificates, the Class B-1 Certificates, the Class C-IO Certificates, the Class S Certificates and the Class D Certificates, the "Certificates"). Only the Class A Offered Certificates, the Mezzanine Certificates and the Class B-1 Certificates (collectively, the "Offered Certificates") were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-7, a variable rate as defined in the Pooling and Servicing Agreement; Class A-8, 5.940%; Class M-1A, a variable rate as defined in the Pooling and Servicing Agreement; Class M-2A, a variable rate as defined in the Pooling and Servicing Agreement; Class B-1F, 8.290% and Class B-1A, a variable rate as defined in the Pooling and Servicing Agreement. The Offered Certificates have initial aggregate principal amounts as follows: Class A-7,



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$429,657,000; Class A-8, $143,000,000; Class M-1A, $55,650,000; Class M-2A,
$48,470,000; Class B-1F, $6,344,000; and Class B-1A, $41,290,000.

         As of the Cut-Off Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 5, 1997 and the Prospectus Supplement dated September 15, 1998 filed pursuant to Rule 424(b)(5) of the Act on October 1, 1998. In such Prospectus Supplement, a commitment was made to provide a description of the pool of Mortgage Loans, including loans acquired between the Cut-Off Date (September 1, 1998) and the closing date (September 29, 1998), in a current report on Form 8-K. Such description is attached hereto as Exhibit 99.1

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

              1.1 Underwriting Agreement dated September 15, 1998, between AMRESCO Residential Securities Corporation and Morgan Stanley & Co. Incorporated, as
                     Representative of the Several Underwriters.

              4.1 Pooling and Servicing Agreement dated as of September 1, 1998, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller, Master Servicer and Special Servicer, AMRESCO Residential Mortgage Corporation, as Servicer, the Federal Home Loan Mortgage Corporation, as Guarantor, and Norwest Bank Minnesota, National Association, as Trustee.

          99.1 Description of the Mortgage Loans as of the closing date (September 29, 1998).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     AMRESCO RESIDENTIAL SECURITIES CORPORATION
                     MORTGAGE LOAN TRUST 1998-3

                     By: AMRESCO Residential Securities Corporation, as
                         Depositor


                     By: /s/ Ronald B. Kirkland
                         -------------------------------
                         Name:  Ronald B. Kirkland
                         Title: Vice President and
                                Chief Accounting Officer



Dated:  October 9, 1998


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                                  EXHIBIT INDEX


Exhibit No.  Description                                              Page No.

    1.1 Underwriting Agreement dated September 15, 1998, between AMRESCO Residential Securities Corporation and Morgan Stanley & Co. Incorporated, as
             Representative of the Several Underwriters.

    4.1 Pooling and Servicing Agreement dated as of September 1, 1998, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller, Master Servicer, and Special Servicer, AMRESCO Residential Mortgage Corporation, as Servicer, the Federal Home Loan Mortgage Corporation, as Guarantor, and Norwest Bank Minnesota, National Association, as Trustee.

    99.1 Description of the Mortgage Loans as of the closing date (September 29, 1998).




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